UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐   Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WESTLAND DEVELOPMENT CO., INC.

(Name of Registrant as Specified In Its Charter)

SCC ACQUISITION CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SUNCAL PROPOSAL

WHAT YOU WOULD RECEIVE IN THE MERGER AND SPIN-OFF*

Number of Westland Shares You Own	Aggregate Cash Payable To You	Number of Atrisco Oil & Gas Class A Units Distributable to You
1	$315	1
2	$630	2
3	$945	3
4	$1,260	4
5	$1,575	5
6	$1,890	6
7	$2,205	7
8	$2,520	8
9	$2,835	9
10	$3,150	10
11	$3,465	11
12	$3,780	12
13	$4,095	13
14	$4,410	14
15	$4,725	15
16	$5,040	16
17	$5,355	17
18	$5,670	18
19	$5,985	19
20	$6,300	20
25	$7,875	25
30	$9,450	30
35	$11,025	35
40	$12,600	40
45	$14,175	45
50	$15,750	50
60	$18,900	60
70	$22,050	70
80	$25,200	80
90	$28,350	90
100	$31,500	100
150	$47,250	150
200	$63,000	200
250	$78,750	250
300	$94,500	300

*	Based on a per share cash price of $315 per share (gross of tax).

Number of Westland Shares You Own	Aggregate Cash Payable To You	Number of Atrisco Oil & Gas Class A Units Distributable to You
350	$110,250	350
400	$126,000	400
450	$141,750	450
500	$157,500	500
550	$173,250	550
600	$189,000	600
650	$204,750	650
700	$220,500	700
750	$236,250	750
800	$252,000	800
850	$267,750	850
900	$283,500	900
950	$299,250	950
1,000	$315,000	1,000
1,500	$472,500	1,500
2,000	$630,000	2,000
2,500	$787,500	2,500
3,000	$945,000	3,000
3,500	$1,102,500	3,500
4,000	$1,260,000	4,000
4,500	$1,417,500	4,500
5,000	$1,575,000	5,000

*  *  *  *  *  *  *  *

This document does not constitute a solicitation by Westland or its Board of Directors or executive officers of any approval or action of its stockholders. Westland has filed a definitive proxy statement and other relevant documents concerning the proposed transaction with SunCal with the SEC. Westland’s stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, Westland’s stockholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, are contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.